SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5. Other Events

Attached to this Current Report as Exhibit 99.1 are the audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of Semiconductor Components Industries, LLC), and the unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

Attached to this Current Report as Exhibit 99.2 are the audited consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002, for the period from October 27, 2000 through December 31, 2000 and for the years ended December 31, 2001 and 2002 as restated for the matter described in Note 2 to those financial statements (including related report of the independent accountants of ON Semiconductor Trading, Ltd.), and the unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd. as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

Attached to this Current Report as Exhibit 99.3 are the audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of SCG Malaysia Holdings Sdn. Bhd.), and the unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

Attached to this Current Report as Exhibit 99.4 are the audited financial statements (and related notes) of SCG Philippines, Incorporated, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of SCG Philippines, Incorporated), and the unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

Attached to this Current Report as Exhibit 99.5 is a consent of the Independent Accountants of Semiconductor Components Industries, LLC, ON Semiconductor Trading, Ltd., SCG Malaysia Holdings Sdn. Bhd., and SCG Philippines, Incorporated.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of Semiconductor Components Industries, LLC), and unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.2	Audited consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002, for the period from October 27, 2000 through December 31, 2000 and for the years ended December 31, 2001 and 2002 as restated for the matter described in Note 2 to those financial statements (including related report of the independent accountants of ON Semiconductor Trading, Ltd.), and unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd. as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.3	Audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of SCG Malaysia Holdings Sdn. Bhd.), and unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.4	Audited financial statements (and related notes) of SCG Philippines, Incorporated, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of SCG Philippines, Incorporated), and unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.5	Consent of Independent Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2004	ON SEMICONDUCTOR CORPORATION (Registrant)

	By:	/s/ DONALD COLVIN
Donald Colvin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC, a wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of Semiconductor Components Industries, LLC), and unaudited interim consolidated financial statements (and related notes) of Semiconductor Components Industries, LLC as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.2	Audited consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002, for the period from October 27, 2000 through December 31, 2000 and for the years ended December 31, 2001 and 2002 as restated for the matter described in Note 2 to those financial statements (including related report of the independent accountants of ON Semiconductor Trading, Ltd.), and unaudited interim consolidated financial statements (and related notes) of ON Semiconductor Trading, Ltd. as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.3	Audited consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd., an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of SCG Malaysia Holdings Sdn. Bhd.), and unaudited interim consolidated financial statements (and related notes) of SCG Malaysia Holdings Sdn. Bhd. as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.4	Audited financial statements (and related notes) of SCG Philippines, Incorporated, an indirect wholly-owned subsidiary of ON Semiconductor Corporation, as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002 (including related report of the independent accountants of SCG Philippines, Incorporated), and unaudited interim financial statements (and related notes) of SCG Philippines, Incorporated as of October 3, 2003 and for the nine months ended October 3, 2003 and September 27, 2002.

99.5	Consent of Independent Accountants.

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